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                                 AIM SUMMIT FUND

                       Supplement dated September 16, 2005
     to the Prospectus dated February 28, 2005 as supplemented July 1, 2005


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page A-5 of the prospectus:

         "The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

         o Robert J. Lloyd (lead manager with respect to the portion of the portfolio managed according to the growth discipline), Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was employed by American Electric Power.

         o Bret W. Stanley (lead manager with respect to the portion of the portfolio managed according to the value discipline), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998.

         A lead manager generally has final authority over all aspects of his portion of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

         They are assisted by the advisor's Large/Multi-Cap Growth Team and Basic Value Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on these portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

         The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage."